NVEST STAR ADVISERS FUND

  Supplement dated February 23, 2001 to Nvest Star Funds Class A, B and C and
                  Class Y Prospectuses each dated May 1, 2000

On February 23, 2001, the Board of Trustees (the "Board") of Nvest Funds Trust I (the "Trust") approved Loomis, Sayles & Company, L.P. ("Loomis Sayles") as the new subadviser for the segment of Nvest Star Advisers Fund (the "Fund") currently managed by Janus Capital Corporation ("Janus"). An interim subadvisory agreement (the "Interim Agreement") and a new subadvisory agreement (the "New Subadvisory Agreement"), each relating to the Fund, between Nvest Funds Management, L.P. ("Nvest Management"), the Fund's adviser, and Loomis Sayles were also approved by the Board. The Interim Agreement is effective March 1, 2001 and will continue in effect for 150 days or, if earlier, until shareholders of the Fund approve the new Subadvisory Agreement. Under the Interim Agreement, Loomis Sayles is responsible for day-to-day management of its segment's investment operations under the oversight of Nvest Management.

Notice of a special shareholder meeting and a proxy statement will be sent to shareholders in March. The special shareholder meeting will be held on April 20, 2001 to vote on the approval of the New Subadvisory Agreement. The New Subadvisory Agreement would replace the Interim Agreement, effective May 1, 2001. In the event that the Fund's shareholders do not approve the New Subadvisory Agreement at the special shareholder meeting, shareholders will be notified and the Board will consider alternative arrangements for the management of the segment's investment portfolio.

The annual subadvisory fee rates payable to Loomis Sayles under the Interim Agreement and the New Subadvisory Agreement are identical to those previously paid to Janus to manage the segment. Loomis Sayles has agreed to waive their subadvisory fee through April 30, 2001.

PROSPECTUS CHANGES
------------------

Loomis Sayles intends to manage the segment using a mid-cap growth style. Accordingly, effective March 1, 2001, the subsection entitled "Janus" within the section entitled "Star Advisers Fund - More on Investment Strategies" of the Prospectuses is revised by replacing such subsection with the text set forth below:

The segment of the Star Advisers Fund managed by Loomis Sayles will invest primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index. Loomis Sayles seeks securities with the following characteristics:

o    Annual earnings growth of at least 25%
o Attractive valuation relative to both competitors and their own operating history
o    Strong management team
o    Competitive barriers to entry within the company's industry

In making investment decisions, Loomis Sayles employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.
o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalization of these companies will generally be within the range of companies included in the Russell Midcap Growth Index.
o Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies as to whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.
o Loomis Sayles will sell a position if earnings or fundamentals deteriorate, if there is a significant change in management or when other more favorable opportunities arise.

In the section entitled "Meet the Funds' Portfolio Managers," the following text replaces the biographical information for Warren Lammert and Michael Dugas, the previous managers.

CHRISTOPHER R. ELY
Christopher R. Ely has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He also co-manages the Loomis Sayles segment of Nvest Star Small Cap Fund. Prior to joining Loomis Sayles, Mr. Ely was Senior Vice President and Portfolio Manager at Keystone

Investment Management Company, Inc. He holds a B.A. from Brown University and an M.B.A. from Babson College. He has 22 years of investment management experience.

PHILIP C. FINE
Philip C. Fine, Ph.D., has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. Mr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He also co-manages the Loomis Sayles segment of Nvest Star Small Cap Fund. Prior to joining Loomis Sayles, Mr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He received an A.B. and a Ph.D. from Harvard University. He has over 12 years of investment management experience.

DAVID L. SMITH
David L. Smith has co- managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He also co-manages the Loomis Sayles segment of Nvest Star Small Cap Fund. Prior to joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He holds a M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. He has 17 years of investment management experience.


Also effective March 1, 2001, Michael Nance assumes portfolio manager responsibility for the segment of Star Advisers Fund managed by Frederick R. Kobrick of Kobrick Funds LLC. Accordingly, in the section entitled "Meet the Funds' Portfolio Managers," the biographical information on Mr. Kobrick is replaced with the following:

MICHAEL E. NANCE
Michael Nance has managed the Kobrick segment of the Star Advisers Fund since March 2001. Mr. Nance, Senior Vice President of Kobrick, joined the company in June 1999. He also manages the Kobrick Growth Fund. Prior to joining Kobrick, he was a Senior Vice President at Putnam Investments, where he was a co-manager of the Putnam Voyager Fund, as well as other institutional accounts. Mr. Nance joined Putnam in 1994 as an Assistant Vice President and equity analyst in the Global Equity Research Group. Mr. Nance received an M.B.A. from the University of Chicago Graduate School of Business and a B.S. in Industrial Engineering from Drexel University. He has 8 years of investment management experience.

In conjunction with this portfolio manager change, the subsection entitled "Kobrick" within the section entitled "Star Advisers Fund - More on Investment Strategies" of the Prospectuses are replaced as of March 1, 2001 with the text set forth below.

The segment of the Star Advisers Fund managed by Kobrick will, under normal conditions, invest substantially in equity securities of large capitalization companies that Kobrick expects will have better than average long-term growth potential. The Fund normally concentrates its investment in a core group of 20 to 40 larger, more established, companies in a variety of industries. Kobrick seeks to invest in companies, which offer the greatest potential for profitable expansion and sustained growth, and considers a variety of factors, including any one or more of the following

o    The strength of a company's management team
o    Expected growth in earning
o    Compelling valuations
o    Competitive position and business strategy

In making investment decisions, Kobrick employs the following four-part investment approach:

o SCREENING: Kobrick analyzes thousands of companies in order to find a select group that has the potential to meet its buy disciplines described below.

o PORTFOLIO CONSTRUCTION: Kobrick applies buy disciplines, which emphasize strong management, compelling valuations and high earnings growth. At the core of this approach is regular contact with a company's management team to assess its ability to execute the company's strategy. Kobrick considers potential risk in selecting securities to construct a diversified portfolio that limits volatility.

o PORTFOLIO SUPERVISION: Kobrick closely monitors each holding in the Fund's portfolio to determine whether it continues to possess the factors identified when the original investment was made. This process includes continuous review of absolute and relative valuations, evaluation of management's execution of the company's strategy and assessment of the company's prospects relative to the overall economic, political and financial environment.

o PORTFOLIO REALIGNMENT: Kobrick will generally sell a position when its target price, which is continuously evaluated, is reached, when there is a change in a company's management or strategy, or when a company fails to execute its strategy.

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


                              NVEST BALANCED FUND

  Supplement dated February 23, 2001 to Nvest Stock Funds Class A, B and C and
                  Class Y Prospectuses each dated May 1, 2000

On February 23, 2001, the Board of Trustees (the "Board") of Nvest Funds Trust I (the "Trust") approved Jurika & Voyles, L.P. ("Jurika & Voyles") as the new subadviser for the equity value component of the Nvest Balanced Fund (the "Fund"), replacing Loomis, Sayles & Company, L.P. ("Loomis Sayles"). Two interim subadvisory agreements (the "Interim Agreements") relating to the Fund, the first between Nvest Funds Management, L.P. ("Nvest Management"), the Fund's adviser, and Loomis Sayles (for the fixed-income component and the equity growth component of the Fund, which Loomis Sayles will continue to manage) and the second between Nvest Management and Jurika & Voyles (to effectuate the change to the equity value component) were also approved by the Board. Each Interim Agreement is effective March 1, 2001 and will continue in effect for its particular component for 150 days or, if earlier, until shareholders of the Fund approve a new subadvisory agreement (each, a "New Subadvisory Agreement") for the component between Nvest Management and Loomis Sayles or Jurika & Voyles, as the case may be. Under the Interim Agreements, Jurika & Voyles is responsible for day-to-day management of the equity value component's investment operations under the oversight of Nvest Management and Loomis Sayles will continue as subadviser of the fixed-income and equity growth components of the Fund. The Interim Agreements will also include the addition of language used in funds with multiple managers.

Notice of a special shareholder meeting and a proxy statement will be sent to shareholders in March. The special shareholder meeting will be held on April 20, 2001 to vote on the approval of the New Subadvisory Agreements, which were also approved by the Board on February 23, 2001. The New Subadvisory Agreements would replace the Interim Agreements. In the event that the Fund's shareholders do not approve a New Subadvisory Agreement at the special shareholder meeting, shareholders will be notified and the Board will consider alternative arrangements for the management of the Funds' investment portfolio.

The annual subadvisory fee rates payable to Loomis Sayles and Jurika & Voyles under the Interim Agreements and the New Subadvisory Agreements are identical to those previously paid to Loomis Sayles to manage the Fund. The total management fee rate for the Fund will not change as a result of the changes discussed above.

PROSPECTUS CHANGES
------------------

In connection with the above changes, the fund summary for the Balanced Fund found at page 7 of both the Class A, B and C and Class Y Prospectuses is revised as follows effective March 1, 2001.

The last sentence of the first paragraph under "Principal Investment Strategies" and the subsection "Equity Securities" are revised as follows.

In managing their particular components, Jurika & Voyles and Loomis Sayles use a flexible approach to seek investments with the following characteristics, although not all of the companies selected will have these attributes:

EQUITY SECURITIES (GROWTH AND VALUE COMPONENTS):
o discounted price compared to its current value for future growth prospects (growth/value)
o    leading position within industry (growth/value)
o    below-average price-to-earnings ratios (value)
o    superior earnings growth potential (growth)

In addition, the first sentence and the first two bulleted paragraphs after the subsection "Fixed-Income securities" are revised as follows:

In order to maintain a balanced, flexible portfolio of investments, Loomis Sayles and Jurika & Voyles employ the following strategies:

o The Fund will always invest a minimum of 50% of its assets in equity securities and a minimum of 25% in fixed income securities. The Loomis Sayles Global Allocation Committee will recommend the Fund's asset allocation regularly. Net cash flow will be allocated in accordance with the asset allocation determinations and then the equity portion will be allocated equally to the growth and value components.

o For the value component, Jurika & Voyles selects stocks of companies that it believes are undervalued based upon their current operations and have the potential for future earnings growth. Using this value style, Jurika & Voyles generally will seek to invest in 45-60 medium and large capitalization companies with a forward price-to-earnings ratio at or below the market and long term growth estimates that are near or above the market.

Jurika & Voyles will follow the same guidelines as Loomis Sayles when selling a stock, but will also sell a stock when a change occurs in the original investment, such as a merger or a regulatory change.

Portfolio managers from Jurika & Voyles will be managing the component. Accordingly, in the section entitled "Meet the Fund's Portfolio Managers," the following text replaces the biographical information for Jeff Wardlow and Gregg Watkins, the previous managers.

NICHOLAS E. MOORE
Nicholas Moore has managed the value component of the equity portion of BALANCED FUND since March 2001. Mr. Moore, Vice President, Principal and Analyst, Equity Research of Jurika & Voyles, joined the company in June 1998. Prior to joining Jurika & Voyles, Mr. Moore was a Vice President and Portfolio Manager at Orbitex Management. He was formerly with the Franklin Templeton Group. Mr. Moore has a B.A. from Menlo College in California and 14 years of investment experience.

GUY ELLIFFE
Guy Elliffe has managed the value component of the equity portion of BALANCED FUND since March 2001. Mr. Elliffe, Senior Vice President and Director of Research of Jurika & Voyles, joined the company in 1995. Previously, he served as Managing Director of Equities at National Mutual Funds Management. He is also a Chartered Financial Analyst. Mr. Elliffe earned a B.A. (Hons) from the University of Otago (New Zealand) and a Certificate of Finance and Investment from the Institute of Actuaries in London and has over 20 years of investment experience.

ERIC HULL
Eric Hull has managed the value component of the equity portion of BALANCED FUND since March 2001. Mr. Hull, Senior Research Analyst of Jurika & Voyles, joined the company in 1994. Prior to joining Jurika & Voyles, Mr. Hull held positions in both investment management and investment banking. Mr. Hull, a Certified Financial Analyst, has a B.S. in Business Administration from the University of California at Berkeley and 15 years of investment experience.


                                                                    SP127 - 0201